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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              October 30, 1997
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                      (Date of earliest event reported)


                     Community Savings Bankshares, Inc.
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           (Exact name of registrant as specified in its charter)


United States                    000-29460                     65-0780334
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(State or Other jurisdiction     (Commission file number)          (IRS Employer
of incorporation)                                        Identification No.)


660 U.S. Highway One, North Palm Beach, Florida          33408
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(Address of principal executive offices)              (Zip Code)



                               (561) 888-2212
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            (Registrant's telephone number, including area code)


                               Not Applicable
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           (Former name, former address and former fiscal year,
                         if changed since last report)

                              Page 1 of 5 Pages
                        Exhibit Index appears on page 2
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Item 5. Other Events.


    On October 30, 1997, Community Savings Bankshares, Inc. (the "Company" or the ("Registrant") announced that the Company's Board of Directors authorized the repurchase of up to 254,746 shares, or approximately five percent, of the Company's issued and outstanding shares of common stock. A copy of the press release, dated October 30, 1997, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


    (a) Not Applicable.

    (b) Not Applicable.

    (c) Exhibits:

        99  Press Release, dated October 30, 1997.

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                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.


                                 COMMUNITY SAVINGS
                                 BANKSHARES, INC.




Date:   October 30, 1997         By: /s/James B. Pittard, Jr.
                                     James B. Pittard, Jr.
                                     President and Chief Executive Officer